UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2005

PalmSource, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-50402	77-0586278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1188 East Arques Avenue, Sunnyvale CA	94085-4602
(Address of principal executive offices)	(Zip Code)

(408) 400-3000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 22, 2005, PalmSource, Inc., a Delaware corporation (“PalmSource”), issued a press release announcing its financial results for the first fiscal quarter ended September 2, 2005 and certain other information. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. To supplement our consolidated financial statements presented in accordance with GAAP, PalmSource has supplied non-GAAP measures of net income (loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses. We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. These non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

The press release also includes “safe harbor” language indicating that certain statements about PalmSource’s business and other matters contained in the press release are “forward-looking” rather than “historic.” A more thorough discussion of certain factors which may affect PalmSource’s operating results is included, among other sections, under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PalmSource’s Annual Report on Form 10-K for the fiscal year ended June 3, 2005 which is on file with the SEC and available at the SEC’s website (http://www.sec.gov).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1. Press release dated September 22, 2005 containing financial information for PalmSource, Inc. for the first fiscal quarter ended September 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PalmSource, Inc.

Date: September 22, 2005	By:	/s/ Jeanne Seeley
Jeanne Seeley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits.
99.1	Press Release, dated September 22, 2005, containing financial information for PalmSource, Inc. for the first fiscal quarter ended September 2, 2005.